INCOME TAXES - Tax Rate Reconciliation (Details)	3 Months Ended		9 Months Ended	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2018	Dec. 31, 2020	Dec. 31, 2019
Expected Provision at Federal Statutory
Tax Rate			21.00%	21.00%	21.00%
State Tax, net of Federal Impact			(12.00%)	3.10%	2.10%
Employee Parking			(40.40%)	(3.30%)	0.20%
Meals and Entertainment			(42.90%)	(2.20%)	0.20%
Other Permanent Adjustments			(3.60%)	(2.00%)	0.00%
Effective Tax Rate	30.30%	25.20%	(77.90%)	16.60%	23.50%